SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS RREEF Global Infrastructure Fund
The following information is added to the disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:
Effective October 1, 2021, DWS Investment Management Americas, Inc. has contractually agreed through September 30, 2022 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain DWS RREEF Global Infrastructure Fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired fund fees and expenses) at ratios no higher than 1.28%, 1.28%, 2.03%, 1.03%, 1.03% and 1.13% for Class A, Class T, Class C, Class R6, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.
Please Retain This Supplement for Future Reference
October 29, 2021
PROSTKR21-65